UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FOSSIL GROUP, INC.

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

_______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

FOSSIL GROUP, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 21, 2024 at 10:00 A.M. Local Time This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at: http://viewproxy.com/fossil/2024/. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 12, 2024 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Fossil Group, Inc. The 2024 Annual Meeting of Stockholders of Fossil Group, Inc. will be held virtually on June 21, 2024 at 10:00 A.M. CDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://viewproxy.com/fossil/2024/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 P.M. EDT on June 18, 2024. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see “How can I attend the Annual Meeting?” in the Questions and Answers about the Annual Meeting section of the Proxy Statement. Voting items 1. Election of Directors: 01 Mark R. Belgya 02 Jeffrey N. Boyer 03 Pamela B. Corrie 04 Susie Coulter 05 Kim Harris Jones 06 Eugene I. Davis 07 Kevin Mansell 08 Marc R. Y. Rey 09 Gail B. Tifford 2. Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers. 3. Proposal to approve the Fossil Group, Inc. 2024 Long-Term Incentive Plan. 4. Proposal to amend the Third Amended and Restated Certificate of Incorporation to effect a reverse stock split of the shares of our common stock at a ratio of not less than 1-for-2 and not greater than 1-for-50, along with a corresponding reduction in the total number of authorized shares of our common stock, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Board of Directors in its sole discretion. 5. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024. NOTE: Such other business that may properly come before the meeting. The Board of Directors recommends you vote FOR each of the listed nominees and FOR proposals 2, 3, 4 and 5. INTERNET TELEPHONE E-MAIL VIRTUAL CONTROL NO. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Materials for this annual meeting and future meetings may be requested by one of the following methods: By logging on to http://viewproxy.com/fossil/2024/. Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE By e-mail at requests@viewproxy.com * If requesting materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting materials. You must use the 11 digit control number located in the box below.

FOSSIL GROUP, INC. 901 South Central Expressway Richardson, TX 75080 The following proxy materials are available to you to review at: http://viewproxy.com/fossil/2024/ • 2023 Annual Report to Stockholders • Notice and Proxy Statement • Form 10-K ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by Internet or request a hard copy. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on June 20, 2024. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://viewproxy.com/fossil/2024/ or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.